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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2005
                                                           -------------



                              CHENIERE ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                       1-16383            95-4352386
-------------------------------- ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                            Identification No.)




                  717 Texas Avenue
                     Suite 3100
                    Houston, Texas                             77002
        ---------------------------------------             ----------
        (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (713) 659-1361
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Conditions

         The information included in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On May 6, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the first quarter ended March 31, 2005. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

Item 9.01.        Financial Statements and Exhibits.

c) Exhibits

 Exhibit Number   Description
----------------- -----------
      99.1        Press Release, dated May 6, 2005 (filed herewith).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 6, 2005               CHENIERE ENERGY, INC.



                                   By:        /s/ Craig K. Townsend
                                              -----------------------------
                                   Name:      Craig K. Townsend
                                   Title:     Vice President and
                                              Chief Accounting Officer


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HOU:2450643.1





                                 EXHIBIT INDEX

Exhibit Number     Description
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99.1               Press Release, dated May 6, 2005 (filed herewith).